Exhibit 23.1 - Consent of Moen & Company, Chartered Accountants



                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

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
Member:
Canadian Institute of Chartered Accountants                                                 Securities Commission Building
Institute of Chartered Accountants of British Columbia                                        PO Box 10129, Pacific Centre
Institute of Management Accountants (USA) (From 1965)                                 Suite 1400 - 701 West Georgia Street
                                                                                               Vancouver, British Columbia
Registered with:                                                                                            Canada V7Y 1C6
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)                                                     Telephone:  (604) 662-8899
Canada  - British Columbia Public Practice Licence                                                    Fax:  (604) 662-8809
                                                                                                  Email:  moenca@telus.net
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September 21, 2005

                                                         SEC File No. 333-126801



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our auditors' report dated June 22, 2005 covering the audited financial statements of Razor Resources Inc. as of April 30, 2002, 2003, 2004, and 2005 and accumulated for the period from inception on February 15, 2002 to April 30, 2005 and the interim unaudited financial statements for the three month period ending July 31, 2005 included in the Registration Statement on Form SB-2/A-2 and related Prospectus of Razor Resources Inc. for the registration of shares of its common stock.

Yours very truly,
MOEN AND COMPANY,
Chartered Accountants

/s/ MOEN AND COMPANY
     ("Signed")
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